EXHIBIT 10.5

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of October 27, 2011 (this “Amendment”), between NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”).

WHEREAS, the Borrower, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are party to the Amended and Restated Loan and Security Agreement, dated as of May 19, 2011 (as amended by the Amendment to Amended and Restated Loan and Security Agreement, dated as of September 23, 2011, and as may be further amended, supplemented and otherwise modified from time to time, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Administrative Agent and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                               Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                               Amendments.

(a)                                  Section 1.1 of the Loan and Security Agreement shall be amended by deleting the definition of “Advance Rate” and inserting in lieu thereof the following:

““Advance Rate”:  With respect to (a) any First Lien Loan, the First Lien Loan Advance Rate for such Loan, (b) any Specified First Lien Loan, the Specified First Lien Loan Advance Rate for such Loan, (c) any Non-First Lien Loan (other than a Specified Non-First Lien Loan), the Non-First Lien Loan Advance Rate for such Loan and (d) any Specified Non-First Lien Loan, the Specified Non-First Lien Loan Advance Rate for such Loan.”

(b)                                 Section 1.1 of the Loan and Security Agreement shall be amended by inserting “(other than a Specified First Lien Loan)” immediately following “a Loan” in the first line of the definition of “First Lien Loan.”

(c)                                  Section 1.1 of the Loan and Security Agreement shall be amended by inserting “or a Specified First Lien Loan” immediately following “a First Lien Loan” in the definition of “Non-First Lien Loan.”

(d)                                 Section 1.1 of the Loan and Security Agreement shall be amended by (i) deleting “or” at the end of clause (b), (ii) deleting “.” at the end of clause (c) and inserting “;” in lieu thereof and (iii) inserting the following new clauses (d) and (e) in the definition of “Material Modification” in the appropriate alphabetical order:

“(d)                           reduces or waives any or all of the principal amount of such Loan; or

(e)                                  with respect to any Specified First Lien Loan, amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio” or “Cash Interest Coverage Ratio” (or any respective comparable definition in its Underlying Instruments) or the definition of any component thereof in a manner that, in the sole discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any Lender;”

(e)                                  Section 1.1 of the Loan and Security Agreement shall be amended by inserting the following new defined terms in the appropriate alphabetical order:

““Cash Interest Coverage Ratio”: With respect to any Specified First Lien Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Specified First Lien Loan, or (b) in the case of any Specified First Lien Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Administrator in good faith.

“Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period.

“Net Senior Leverage Ratio”: With respect to any Specified First Lien Loan for any Relevant Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Specified First Lien Loan, or (b) in the case of any Specified First Lien Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the senior Indebtedness (including, without limitation, such Specified First Lien Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Administrator in good faith.

“Original Cash Interest Coverage Ratio”: With respect to any Specified First Lien Loan, the Cash Interest Coverage Ratio for such Loan on the date such Specified First Lien Loan was approved as an Eligible Loan by the Administrative Agent.

“Original Net Senior Leverage Ratio”: With respect to any Specified First Lien Loan, the Net Senior Leverage Ratio for such Loan on the date such Specified First Lien Loan was approved as an Eligible Loan by the Administrative Agent.

“Specified First Lien Loan”: A Loan (i) that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) that is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the Underlying Instruments), (iii) the Collateral Administrator determines in good faith that the value of the collateral securing the loan on or about the time of origination equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral and (iv) that is designated by the Administrative Agent as a “Specified First Lien Loan” on the related Approval Notice.

“Specified First Lien Loan Advance Rate”: 67%.

“Specified Non-First Lien Loan”: A Non-First Lien Loan that is designated by the Administrative Agent as a “Specified Non-First Lien Loan” on the related Approval Notice.

“Specified Non-First Lien Loan Advance Rate”: With respect to (a) any Specified Non-First Lien Loan (other than a Specified Non-First Lien Loan in respect of which a Prepayment Cure Event has occurred), the lesser of (i) 45% and (ii) the minimum percentage necessary such that the amount of the initial Advance with respect to such Specified Non-First Lien Loan results in the Adjusted Net Non-First Lien Leverage Ratio of the related Obligor being less than the threshold determined by the Administrative Agent in its sole discretion for such Obligor at the time of the approval of such Specified Non-First Lien Loan; and (b) any Specified Non-First Lien Loan in respect of which a Prepayment Cure Event has occurred, the percentage necessary such that the amount of the Advance made with respect to such Specified Non-First Lien Loan results in the Adjusted Net Non-First Lien Leverage Ratio of the related Obligor being no greater than 0.75x (or such lesser number that is acceptable to the Administrative Agent) less than the threshold determined by the Administrative Agent in its sole discretion at the time of the approval of such Specified Non-First Lien Loan.”

(f)                                    Section 1.1 of the Loan and Security Agreement shall be amended by deleting the defined term “Value Adjustment Event” and inserting the following in lieu thereof:

““Value Adjustment Event”: With respect to any Loan, the occurrence of any one or more of the following events after the related Funding Date:

(a)                                  solely with respect to any First Lien Loan, the Adjusted Net Senior Leverage Ratio for any Relevant Test Date of the related Obligor with respect to such First Lien Loan is greater than 2.50 to 1.00 and the Borrower either (i) did not deliver a Proposed Cure Notice to the Administrative Agent in accordance with Section 5.1(x)(i), or (ii) delivers a Proposed Cure Notice to the Administrative Agent in accordance with Section 5.1(x)(i) but fails to comply with the terms of the Proposed Cure Notice within fifteen (15) Business Days following the delivery of such Proposed Cure Notice;

(b)                                 a payment default under such Loan (after giving effect to any applicable grace or cure periods, but in any case not to exceed five (5) Business Days, in accordance with the Underlying Instruments);

(c)                                  the occurrence of a Material Modification with respect to such Loan;

(d)                                 an Insolvency Event with respect to the related Obligor;

(e)                                  the failure to deliver (i) with respect to quarterly reports, any financial statements (including unaudited financial statements) to the Administrative Agent sufficient to calculate any applicable Adjusted Net Leverage Ratio of the related Obligor by the date that is no later than seventy (70) days after the end of the first, second or third quarter of any fiscal year and (ii) with respect to annual reports, any audited financial statements to the Administrative Agent sufficient to calculate any applicable Adjusted Net Leverage Ratio of the related Obligor by the date that is no later than one hundred and thirty (130) days after the end of any fiscal year;

(f)                                    solely with respect to any Non-First Lien Loan, the Adjusted Net Non-First Lien Leverage Ratio of the related Obligor being greater than the threshold determined by the Administrative Agent in its sole discretion for such Obligor at the time of the approval of such Non-First Lien Loan and the Borrower either (i) did not deliver a Proposed Cure Notice to the Administrative Agent in accordance with Section 5.1(x)(ii), or (ii) delivers a Proposed Cure Notice to the Administrative Agent in accordance with Section 5.1(x)(ii) but fails to comply with the terms of the Proposed Cure Notice within fifteen (15) Business Days following the delivery of such Proposed Cure Notice;

(g)                                 solely with respect to any Specified First Lien Loan, the Net Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (i) greater than 3.50 to 1.00 and (ii) greater than 0.50 higher than the Original Net Senior Leverage Ratio;

(h)                                 solely with respect to any Specified First Lien Loan, the Cash Interest Coverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is (i) less than 1.50 to 1.00 and (ii) less than 85% of the Original Cash Interest Coverage Ratio; or

(i)                                     a default under such Loan, together with the election by any Person or group of Persons authorized to exercise any rights or remedies by the applicable Underlying Instruments (including, without limitation, the Borrower) to enforce any of their respective rights or remedies (including, without limitation, acceleration of the Loan) pursuant to the applicable Underlying Instruments.”

(g)                                 Section 5.1(x)(i) of the Loan and Security Agreement shall be amended by inserting “(but not, for the avoidance of doubt, any Specified First Lien Loan)” immediately following “with respect to a First Lien Loan” in the second line thereof.

(h)                                 Exhibit A-5 to the Loan and Security Agreement shall be deleted and the exhibits attached as Exhibit A hereto shall be inserted in lieu thereof.

ARTICLE III

Representations and Warranties

SECTION 3.1.                                               The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                               This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Borrower, the Administrative Agent and the Required Lenders.

ARTICLE V

Miscellaneous

SECTION 5.1.                                               Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                               Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                               Ratification.  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                               Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                               Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower

By:	/s/ Adam Weinstein
Name: Adam Weinstein
Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to A&R Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ Allan Schmitt
Name: Allan Schmitt
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Jason Powers
Name: Jason Powers
Title: Director

[Signature Page to Second Amendment to A&R Loan and Security Agreement]

Exhibit A to
Second Amendment

EXHIBIT A-5-1

To Amended and Restated

Loan and Security Agreement

FORM OF APPROVAL NOTICE (FIRST LIEN LOANS)

DATE

ELIGIBLE LOAN INFORMATION

Obligor Name
Par Amount of Purchase
Adjusted Net Senior Leverage Ratio
Pricing
Remaining Term to Maturity

ASSIGNED VALUE

Assigned Value
Advance Rate
Purchase Price

WELLS FARGO SECURITIES, LLC APPROVAL

Specified First Lien Loan	Y ☐	N ☐
Commitment Termination
Approval Good Until
Approval Conditioned Upon

Reviewed by:
Name:

Telephone No.

[Exhibit A to Second Amendment to A&R Loan and Security Agreement]

EXHIBIT A-5-2

To Loan and

Security Agreement

FORM OF APPROVAL NOTICE (NON-FIRST LIEN LOANS)

DATE

ELIGIBLE LOAN INFORMATION

Obligor Name
Par Amount of Purchase
Adjusted Net Non-First Lien Leverage Ratio
Pricing
Remaining Term to Maturity

ASSIGNED VALUE

Assigned Value
Advance Rate
Adjusted Net Non-First Lien Leverage Ratio Threshold
Purchase Price

WELLS FARGO SECURITIES, LLC APPROVAL

Specified Non-First Lien Loan	Y ☐	N ☐
Commitment Termination
Approval Good Until
Approval Conditioned Upon

Reviewed by:
Name:
Telephone No.

[Exhibit A to Second Amendment to A&R Loan and Security Agreement]